

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B                                                       REPORT DATE: SEPTEMBER 8, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                          POOL REPORT # 14
REMITTANCE REPORT                                                                                               Page 1 of 6
REPORTING MONTH: AUGUST 30, 1997


                                            Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------------------

Beginning                                                                                  Ending         Scheduled
Principal          Scheduled          Prepaid            Liquidated        Contracts       Principal      Gross
Balance            Principal          Principal          Principal         Repurchased     Balance        Interest
-----------------------------------------------------------------------------------------------------------------------


193,915,703.54    (522,724.88)       (614,844.84)        (775,998.82)       0.00           192,002,135.00  1,817,359.89
=======================================================================================================================





                    Scheduled                                                  Amount
   Servicing        Pass Thru       Liquidation         Reserve            Available for
      Fee           Interest        Proceeds            Fund Draw          Distribution
--------------------------------------------------------------------------------------------



  161,596.42        1,655,763.47    525,351.08           0.00               3,480,280.69
============================================================================================








                    Mezzanine Reserve Fund as of Cutoff Date
---------------------------------------------------------------------------------------------------------------


 Beginning                                                   Investment         Balance Before      Reserve
  Balance                Deposits           Distrib.          Interest       Current Distribution   Fund Draw
---------------------------------------------------------------------------------------------------------------

 433,087.38               0.00             -1,762.38          1,795.43          433,120.43           0.00
===============================================================================================================





Reserve                Balance After
Fund Deposit          Current Distribution          Excess
------------------------------------------------------------------

 0.00                  433,120.43                   1,795.43
==================================================================




 Reserve Fund Required Balance
 --------------------------------------
 Before Current     After Current
 Distribution       Distribution
 --------------------------------------

    431,325.00         431,325.00
 ======================================

  Reserve Fund Required Balance
  --------------------------------------
  Before Current     After Current
  Distribution       Distribution
  --------------------------------------

    323,494.00         323,494.00
  ======================================

  Reserve Fund Required Balance
  --------------------------------------
  Before Current     After Current
  Distribution       Distribution
  --------------------------------------

   215,662.00         215,662.00
  ======================================






Class B-1 Reserve Fund as of Cutoff Date

 Beginning                                                   Investment         Balance Before      Reserve
  Balance                Deposits           Distrib.          Interest       Current Distribution   Fund Draw
----------------------------------------------------------------------------------------------------------------------

 324,815.78              0.00              -1,321.78          1,346.57          324,840.57           0.00
======================================================================================================================



Reserve              Balance After
Fund Deposit         Current Distribution          Excess
------------------------------------------------------------------


0.00                 324,840.57                    1,346.57
==================================================================







Class B-2 Reserve Fund as of Cutoff Date

  Beginning                                                   Investment         Balance Before      Reserve
   Balance                Deposits           Distrib.          Interest       Current Distribution   Fund Draw
-------------------------------------------------------------------------------------------------------------------

 216,543.18               0.00               -881.18           897.71           216,559.71            0.00
===================================================================================================================



Reserve              Balance After
Fund Deposit         Current Distribution     Excess
------------------------------------------------------------------


0.00                 216,559.71               897.71
==================================================================







                               Certificate Account
-----------------------------------------------------------------------------------------------------------------

Beginning                      Deposits                                     Investment               Ending
 Balance           Principal           Interest        Distributions          Interest               Balance
-----------------------------------------------------------------------------------------------------------------




 903,795.33       1,889,589.75       1,745,071.04      (3,830,979.76)           2,660.41            710,136.77
=================================================================================================================


                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------

      Beginning              Recovered           Current            Ending
      Balance                Advances           Advances           Balance
--------------------------------------------------------------------------------


      1,786,731.88           1,646,526.40       1,690,705.92      1,830,911.40
================================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: AUGUST 30, 1997


Class B Crossover Test                                           Test Met?
---------------------------------------------------------------- ---------------

(a) Remittance date on or after January 2001                           N


(b) Average 60 day Delinquency rate <=        5%                       Y

(c) Average 30 day Delinquency rate <=        7%                       Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                   Aug. 1996 -Aug. 1997       4%                       N
                   Jan 2001 -Aug. 2002        7%                       N
                   Aug. 2002 - Jan. 2003      8%                       N

                   Jan, 2003 -                9%                       N


(e) Current realized loss ratio <=            2.75%                    Y


(f) Are class B principal balances plus Accelerated

     Principal Distributions > =              22.750%
     of stated scheduled pool balance


Beginning B-1 balance                                     16,983,002.06

Beginning B-2 balance                                     10,614,543.63

Beginning Accelerated Principal Distribution                 438,749.31
                                                 -----------------------
                                                          28,036,295.00
Divided by beginning pool
balance                                                  193,915,703.54
                                                 -----------------------
                                                                  14.458%  N
                                                 =======================






 REPORT DATE: SEPTEMBER 8, 1997
 POOL REPORT # 14

 Page 2 of 6                                   `


 Average 60 day delinquency ratio:


                             Over 60s          Pool Balance            %
                        ------------------------------------------------------

  Current Mo               6,809,849.22      192,002,135.00          3.55%
  1st Preceding Mo         7,296,129.14      193,915,703.54          3.76%
  2nd Preceding Mo         7,376,620.46      195,905,885.32          3.77%
                                                 Divided by            3
                                                                   -----------
                                                                     3.69%
                                                                   ============

Average 30 day delinquency ratio

                             Over 30s           Pool Balance            %
                        ------------------------------------------------------

  Current Mo               11,275,310.44     192,002,135.00          5.87%
  1st Preceding Mo         10,427,143.86     193,915,703.54          5.38%
  2nd Preceding Mo         10,482,048.26     195,905,885.32          5.35%
                                                 Divided by            3
                                                                   -----------
                                                                     5.53%
                                                                   ===========

  Cumulative loss ratio:


                         Cumulative losses     1,624,183.34
                                          ------------------------
  Divided by Initial Certificate Principal   215,662,295.00          0.753%
                                                                  ============




      Current realized loss ratio:

                                Liquidation              Pool

                                  Losses               Balance
                            -------------------------------------------

   Current Mo                       250,647.74          193,915,703.54
   1st Preceding Mo                 160,300.92          195,905,885.32
   2nd Preceding Mo                 210,269.58          198,054,500.71



                                                                       1.274%
                                                                    ============


 OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
 OAKWOOD ACCEPTANCE CORP. -  SERVICER
 REMITTANCE REPORT                                                                       REPORT DATE: SEPTEMBER 8, 1997
 REPORTING MONTH: AUGUST 30, 1997
                                                                                                       POOL REPORT # 14
                                                                                                            Page 3 of 6



                                                                            Delinquency Analysis

                                                        31 to 59 days               60 to 89 days            90 days and Over
                      No. of      Principal                     Principal                 Principal                 Principal
                      Loans       Balance              #        Balance          #        Balance          #        Balance
                      --------------------------------------------------------------------------------------------------------------


   Excluding Repos     7,028      187,887,530.43     155        4,352,012.86    27          777,865.51    64         2,089,873.55

             Repos       135        4,114,604.57       4          113,448.36     8          201,711.88   121         3,740,398.28
                      --------------------------------------------------------------------------------------------------------------

             Total     7,163      192,002,135.00     159        4,465,461.22    35          979,577.39   185         5,830,271.83
                      ==============================================================================================================




                                                                                           Repossession Analysis
                                             Active Repos                            Reversal        Current Month
                             Total Delinq.                 Outstanding              (Redemption)     Repos         Cumulative Repos
                             Principal                     Principal                 Principal       Principal           Principal
                        #    Balance           #           Balance           #        Balance   #    Balance      #        Balance
                   -----------------------------------------------------------------------------------------------------------------



 Excluding Repos       246   7,219,751.92      135         4,114,604.57     0      0.00      30      868,431.12  361   9,754,473.57

           Repos       133   4,055,558.52
                     ----------------------

           Total       379  11,275,310.44
                     ======================

                       5.3%         5.87%

                      =====================




OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                            REPORT DATE: SEPTEMBER 8, 1997
REMITTANCE REPORT                                                                                            POOL REPORT # 14
REPORTING MONTH: AUGUST 30, 1997
                                                                                                                       Page 4 of 6
REPOSSESSION LIQUIDATION REPORT



                              Liquidated                                                                           Net
   Account     Customer       Principal           Sales          Insur.          Total        Repossession     Liquidation
   Number      Name           Balance          Proceeds         Refunds        Proceeds        Expenses        Proceeds
------------------------------------------------------------------------------------------------------------------------------------


089163-0      CLAYTON       27,626.27         22,400.00        385.53        22,785.53        5,167.00       17,618.53
090496-1      EDINGTON      15,255.58         13,900.00          0.00        13,900.00        5,592.61        8,307.39
090927-5      WALKER        30,902.25         26,400.00      1,862.90        28,262.90        3,552.43       24,710.47
093402-6      MOUNCE        26,617.82         25,400.00          0.00        25,400.00        4,023.76       21,376.24
095383-6      NEUGENT       14,846.96         17,500.00        169.73        17,669.73        8,140.07        9,529.66
093218-6      CLINE         21,837.81         18,400.00      2,050.77        20,450.77        3,122.21       17,328.56
094756-4      PETRILLA      26,666.97         24,400.00      1,497.77        25,897.77        4,326.73       21,571.04
090013-4      HUDSON        32,916.06         32,400.00      1,049.40        33,449.40        7,117.92       26,331.48
089361-0      ADAMES        42,854.34         40,600.00      1,908.52        42,508.52        4,776.11       37,732.41
087812-4      GALLEGOS      30,844.26         28,400.00      1,547.48        29,947.48        2,144.80       27,802.68
089973-2      HUFFMAN       37,818.22         37,400.00      1,660.21        39,060.21        1,122.00       37,938.21
013006-2      MAYHORN        7,518.74          8,483.83          0.00         8,483.83            0.00        8,483.83
089374-3      KING          24,652.71          7,500.00          0.00         7,500.00            0.00        7,500.00
092129-6      BOISE         50,396.36         42,300.00          0.00        42,300.00          496.87       41,803.13
092011-6      CHAPMAN       38,602.39         36,500.00        542.52        37,042.52        4,017.95       33,024.57
092243-5      JENKINS       37,517.77         29,900.00        723.17        30,623.17        4,263.84       26,359.33
089878-3      RIFE          33,702.31         13,500.00        446.02        13,946.02        4,260.00        9,686.02
090824-4      BENNETT       23,980.36         21,560.00      1,106.96        22,666.96        3,048.54       19,618.42
093449-7      ROQUE         34,619.01         32,100.00      2,620.68        34,720.68        2,154.64       32,566.04
088389-2      LARA          25,377.09         19,900.00      1,558.69        21,458.69          597.00       20,861.69
087995-7      MARTIN        30,927.06         30,200.00      1,537.50        31,737.50        2,215.65       29,521.85
092538-8      SCHMIDT       21,034.72         19,400.00        915.55        20,315.55        2,904.86       17,410.69
093971-0      EMMONS        28,931.31         29,650.00          0.00        29,650.00        8,840.49       20,809.51
092228-6      PERRY         28,336.58         26,400.00      1,872.88        28,272.88        4,253.34       24,019.54
094146-8      FRYE          39,459.88         34,900.00        996.21        35,896.21        1,837.00       34,059.21
089899-9      WATFORD       13,380.02          4,655.00        691.58         5,346.58         3926.91        1,419.67
089798-3      ROSS          29,375.97         22,500.00      1,062.24        23,562.24         5231.73       18,330.51
                                                                                  0.00                            0.00


                           ===============================================================================================
                           775,998.82        666,648.83     26,206.31       692,855.14       97,134.46      595,720.68
                           ===============================================================================================




                                                    Net             Current
   Account     Customer       Unrecov.           Pass Thru         Period Net   Cumulative
   Number      Name          Advances           Proceeds         Gain/(Loss)    Gain/(Loss)
---------------------------------------------------------------------------------------------


089163-0      CLAYTON        3,963.44           13,655.09       (13,971.18)
090496-1      EDINGTON       2,590.20            5,717.19        (9,538.39)
090927-5      WALKER         2,270.34           22,440.13        (8,462.12)
093402-6      MOUNCE         2,115.12           19,261.12        (7,356.70)
095383-6      NEUGENT        2,636.92            6,892.74        (7,954.22)
093218-6      CLINE          2,163.69           15,164.87        (6,672.94)
094756-4      PETRILLA       2,721.69           18,849.35        (7,817.62)
090013-4      HUDSON         1,637.34           24,694.14        (8,221.92)
089361-0      ADAMES         2,750.70           34,981.71        (7,872.63)
087812-4      GALLEGOS       2,723.12           25,079.56        (5,764.70)
089973-2      HUFFMAN        1,593.24           36,344.97        (1,473.25)
013006-2      MAYHORN        1,244.60            7,239.23          (279.51)
089374-3      KING           2,120.04            5,379.96       (19,272.75)
092129-6      BOISE          2,316.30           39,486.83       (10,909.53)
092011-6      CHAPMAN        2,938.25           30,086.32        (8,516.07)
092243-5      JENKINS        5,544.50           20,814.83       (16,702.94)
089878-3      RIFE           4,837.25            4,848.77       (28,853.54)
090824-4      BENNETT        1,585.92           18,032.50        (5,947.86)
093449-7      ROQUE          2,144.40           30,421.64        (4,197.37)
088389-2      LARA           1,357.50           19,504.19        (5,872.90)
087995-7      MARTIN         2,246.79           27,275.06        (3,652.00)
092538-8      SCHMIDT        1,432.68           15,978.01        (5,056.71)
093971-0      EMMONS         3,180.51           17,629.00       (11,302.31)
092228-6      PERRY          1,570.56           22,448.98        (5,887.60)
094146-8      FRYE           2,524.14           31,535.07        (7,924.81)
089899-9      WATFORD        3,120.39           (1,700.72)      (15,080.74)
089798-3      ROSS           5,039.97           13,290.54       (16,085.43)
                                                     0.00             0.00


                            =====================================================================
                            70,369.60          525,351.08      (250,647.74)        (1,624,183.34)
                            =====================================================================








OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                             REPORT DATE: SEPTEMBER 8, 1997
REMITTANCE REPORT                                                                                              POOL REPORT # 14
REPORTING MONTH: AUGUST 30, 1997
                                                                                                                  Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                  Original                  Beginning              Current               Accelerated
               Cert.            Certificate                Certificate            Principal              Principal
               Class              Balances                  Balances               Payable               Distribution
-----------------------------------------------------------------------------------------------------------------------------


A-1                               45,290,000.00         23,543,408.54         (1,913,568.54)                0.00
A-1 Outstanding Writedown                  0.00                  0.00                  0.00                 0.00

A-2                               35,585,000.00         35,585,000.00                  0.00                 0.00
A-2 Outstanding Writedown                  0.00                  0.00                  0.00                 0.00

A-3                               32,350,000.00         32,350,000.00                  0.00                 0.00
A-3 Outstanding Writedown                  0.00                  0.00                  0.00                 0.00

A-4                               22,642,000.00         22,642,000.00                  0.00                 0.00
A-4 Outstanding Writedown                  0.00                  0.00                  0.00                 0.00

A-5                               32,350,000.00         32,350,000.00                  0.00                 0.00
A-5 Outstanding Writedown                  0.00                  0.00                  0.00                 0.00

A-6                               19,409,000.00         19,409,000.00                  0.00                 0.00
A-6 Outstanding Writedown                  0.00                  0.00                  0.00                 0.00

B-1                               17,253,000.00         16,983,002.06                  0.00                 0.00
B-1 Outstanding Writedown                  0.00                  0.00                  0.00                 0.00

B-2                               10,783,295.00         10,614,543.63                  0.00                 0.00
B-2 Outstanding Writedown                  0.00                  0.00                  0.00                 0.00

Excess Asset Principal Balance             0.00            438,749.31                  0.00                 0.00


                               ----------------------------------------------------------------------------------------------




                                  215,662,295.00        193,915,703.54         (1,913,568.54)                0.00
                                 ===========================================================================================




CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                                         Ending                                      Principal Paid
               Cert.                  Writedown          Certificate                  Pool           Per $1,000
               Class                    Amounts          Balances                     Factor         Denomination
---------------------------------------------------------------------------------------------------------------------


A-1                                      0.00         21,629,840.00                 47.75853%        42.25
A-1 Outstanding Writedown                0.00                  0.00                  0.00             0.00

A-2                                      0.00         35,585,000.00                100.00000%         0.00
A-2 Outstanding Writedown                0.00                  0.00                  0.00             0.00

A-3                                      0.00         32,350,000.00                100.00000%         0.00
A-3 Outstanding Writedown                0.00                  0.00                  0.00             0.00

A-4                                      0.00         22,642,000.00                100.00000%         0.00
A-4 Outstanding Writedown                0.00                  0.00                  0.00             0.00

A-5                                      0.00         32,350,000.00                100.00000%         0.00
A-5 Outstanding Writedown                0.00                  0.00                  0.00             0.00

A-6                                      0.00         19,409,000.00                100.00000%         0.00
A-6 Outstanding Writedown                0.00                  0.00                  0.00             0.00

B-1                                      0.00         16,983,002.06                 98.43507%         0.00
B-1 Outstanding Writedown                0.00                  0.00                  0.00             0.00

B-2                                      0.00         10,614,543.63                 98.43507%         0.00
B-2 Outstanding Writedown                0.00                  0.00                  0.00             0.00

Excess Asset Principal Balance           0.00            438,749.31


                                     --------------------------------




                                          0.00        192,002,135.00
                                     ================================





OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                               REPORT DATE: SEPTEMBER 8, 1997
REMITTANCE REPORT                                                                                                POOL REPORT # 14
REPORTING MONTH: AUGUST 30, 1997
                                                                                                                     Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



           Certificate              Remittance        Beginning            Current               Total              Interest
              Class                    Rate            Balance             Accrual                Paid              Shortfall
                                  -----------------------------------------------------------------------------------------------


A-1                                 5.76234%            0.00           116,822.75           116,822.75                0.00
A-1  Carryover Interest                 0.00            0.00                 0.00                 0.00                0.00
A-1  Writedown Interest                 0.00            0.00                 0.00                 0.00                0.00

A-2                                 6.80000%            0.00           201,648.33           201,648.33                0.00
A-2  Carryover Interest                 0.00            0.00                 0.00                 0.00                0.00
A-2  Writedown Interest                 0.00            0.00                 0.00                 0.00                0.00

A-3                                 7.10000%            0.00           191,404.17           191,404.17                0.00
A-3  Carryover Interest                 0.00            0.00                 0.00                 0.00                0.00
A-3  Writedown Interest                 0.00            0.00                 0.00                 0.00                0.00

A-4                                 7.35000%            0.00           138,682.25           138,682.25                0.00
A-4  Carryover Interest                 0.00            0.00                 0.00                 0.00                0.00
A-4  Writedown Interest                 0.00            0.00                 0.00                 0.00                0.00

A-5                                 7.65000%            0.00           206,231.25           206,231.25                0.00
A-5  Carryover Interest                 0.00            0.00                 0.00                 0.00                0.00
A-5  Writedown Interest                 0.00            0.00                 0.00                 0.00                0.00

A-6                                 8.00000%            0.00           129,393.33           129,393.33                0.00
A-6  Carryover Interest                 0.00            0.00                 0.00                 0.00                0.00
A-6  Writedown Interest                 0.00            0.00                 0.00                 0.00                0.00

B-1                                 8.39200%            0.00           118,767.79           118,767.79                0.00
B-1  Carryover Interest                 0.00            0.00                 0.00                 0.00                0.00
B-1  Writedown Interest                 0.00            0.00                 0.00                 0.00                0.00




B-2                                 9.64400%            0.00            85,305.55            85,305.55                0.00
B-2  Carryover Interest                 0.00            0.00                 0.00                 0.00                0.00
B-2  Writedown Interest                 0.00            0.00                 0.00                 0.00                0.00

X                                                 785,785.44           386,709.84           216,860.31          169,849.53

Service Fee                                                            161,596.42           161,596.42                0.00
                                                 --------------------------------------------------------------------------------

                                                  785,785.44         1,736,561.68         1,566,712.15          169,849.53


CUMULATIVE UNPAID "X"                             955,634.97
CUMULATIVE UNPAID TURBO                           668,548.37
                                              --------------------
CUMULATIVE TOTAL LOSSES                         1,624,183.34
                                              --------------------









CERTIFICATE INTEREST ANALYSIS


                                                  Interest Paid
           Certificate               Ending        Per $1,000              Cert.             TOTAL
              Class                 Balance       Denomination             Class          DISTRIBUTION
                               -----------------------------------------------------------------------------


A-1                                0.00              4.96                  A-1             2,030,391.29
A-1  Carryover Interest            0.00              0.00
A-1  Writedown Interest            0.00              0.00

A-2                                0.00              5.67                  A-2               201,648.33
A-2  Carryover Interest            0.00              0.00
A-2  Writedown Interest            0.00              0.00

A-3                                0.00              5.92                  A-3               191,404.17
A-3  Carryover Interest            0.00              0.00
A-3  Writedown Interest            0.00              0.00

A-4                                0.00              6.13                  A-4               138,682.25
A-4  Carryover Interest            0.00              0.00
A-4  Writedown Interest            0.00              0.00

A-5                                0.00              6.38                  A-5               206,231.25
A-5  Carryover Interest            0.00              0.00
A-5  Writedown Interest            0.00              0.00

A-6                                0.00              6.67                  A-6               129,393.33
A-6  Carryover Interest            0.00              0.00
A-6  Writedown Interest            0.00              0.00

B-1                                0.00              6.99                  B-1               118,767.79
B-1  Carryover Interest            0.00              0.00
B-1  Writedown Interest            0.00              0.00




B-2                                0.00              8.04                  B-2                85,305.55
B-2  Carryover Interest            0.00              0.00
B-2  Writedown Interest            0.00              0.00

X                            955,634.97                                     X                216,860.31

Service Fee                        0.00                                                      161,596.42
                               -----------------                                           ---------------------

                             955,634.97                                                    3,480,280.69


